UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

CIVISTA BANCSHARES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROXY TABULATOR: P.O. BOX 8016, CARY, NC 27512-9903

Civista Bancshares, Inc.

Annual Meeting of Shareholders

Tuesday, May 19, 2026 10:00 AM, Eastern Time

Sawmill Creek Resort, 400 Sawmill Creek Drive, Huron, Ohio 44839

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/CIVB

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 8, 2026.

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to Be Held on May 19, 2026, for Shareholders of Record as of March 24, 2026

To order paper materials, use one of the following methods.

Internet:

www.proxydocs.com/CIVB

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paper@investorelections.com

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Civista Bancshares, Inc. Annual Meeting of Shareholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

   FOR ON PROPOSALS 1, 2 AND 3

PROPOSAL

1.	To elect eleven (11) Directors to serve one-year terms expiring in 2027.

1.01 Darci Congrove

1.02 Mark Macioce

1.03 Julie A. Mattlin

1.04 Mary Patricia Oliver

1.05 Charles A. Parcher

1.06 Clyde A. Perfect, Jr.

1.07 Dennis G. Shaffer

1.08 Harry Singer

1.09 Nathan E. Weaks

1.10 Lorina W. Wise

1.11 Gerald B. Wurm

2.	To consider and vote upon a non-binding advisory resolution to approve the compensation of the Corporation’s named executive officers as disclosed in the accompanying proxy statement.

3.	To ratify the appointment of Plante & Moran, PLLC as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2026.

4.	To consider and act upon any other matter which may properly be brought before the meeting or any adjournment thereof.